Exhibit 99.1 Mizuho Healthcare REIT Conference April 2021Exhibit 99.1 Mizuho Healthcare REIT Conference April 2021

Forward Looking Statements This document contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. When Welltower uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “pro forma,” “estimate” or similar expressions that do not relate solely to historical matters, Welltower is making forward-looking statements. Forward-looking statements, including statements related to Funds From Operations guidance, are not guarantees of future performance and involve risks and uncertainties that may cause Welltower’s actual results to differ materially from Welltower’s expectations discussed in the forward-looking statements. This may be a result of various factors, including, but not limited to: the successful completion of the transactions; the duration and scope of the COVID-19 pandemic; the impact of the COVID-19 pandemic on occupancy rates and on the operations of Welltower and its operators/tenants; actions governments take in response to the COVID- 19 pandemic, including the introduction of public health measures and other regulations affecting Welltower’s properties and the operations of Welltower and its operators/tenants; the receipt of relief funds under the CARES Act and other future stimulus legislation, the effects of health and safety measures adopted by Welltower and its operators/tenants related to the COVID-19 pandemic; increased operational costs as a result of health and safety measures related to COVID-19; the impact of the COVID-19 pandemic on the business and financial condition of operators/tenants and their ability to make payments to Welltower; disruptions to Welltower's property acquisition and disposition activity due to economic uncertainty caused by COVID-19; general economic uncertainty in key markets as a result of the COVID-19 pandemic and a worsening of global economic conditions or low levels of economic growth; the status of capital markets, including availability and cost of capital; issues facing the health care industry, including compliance with, and changes to, regulations and payment policies, responding to government investigations and punitive settlements and operators’/tenants’ difficulty in cost effectively obtaining and maintaining adequate liability and other insurance; changes in financing terms; competition within the health care and seniors housing industries; negative developments in the operating results or financial condition of operators/tenants, including, but not limited to, their ability to pay rent and repay loans; Welltower’s ability to transition or sell properties with profitable results; the failure to make new investments or acquisitions as and when anticipated; natural disasters and other acts of God affecting Welltower’s properties; Welltower’s ability to re-lease space at similar rates as vacancies occur; Welltower’s ability to timely reinvest sale proceeds at similar rates to assets sold; operator/tenant or joint venture partner bankruptcies or insolvencies; the cooperation of joint venture partners; government regulations affecting Medicare and Medicaid reimbursement rates and operational requirements; liability or contract claims by or against operators/tenants; unanticipated difficulties and/or expenditures relating to future investments or acquisitions; environmental laws affecting Welltower’s properties; changes in rules or practices governing Welltower’s financial reporting; the movement of U.S. and foreign currency exchange rates; Welltower’s ability to maintain Welltower’s qualification as a REIT; key management personnel recruitment and retention; and other risks described in Welltower’s reports filed from time to time with the SEC. Finally, Welltower undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements. 2Forward Looking Statements This document contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. When Welltower uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “pro forma,” “estimate” or similar expressions that do not relate solely to historical matters, Welltower is making forward-looking statements. Forward-looking statements, including statements related to Funds From Operations guidance, are not guarantees of future performance and involve risks and uncertainties that may cause Welltower’s actual results to differ materially from Welltower’s expectations discussed in the forward-looking statements. This may be a result of various factors, including, but not limited to: the successful completion of the transactions; the duration and scope of the COVID-19 pandemic; the impact of the COVID-19 pandemic on occupancy rates and on the operations of Welltower and its operators/tenants; actions governments take in response to the COVID- 19 pandemic, including the introduction of public health measures and other regulations affecting Welltower’s properties and the operations of Welltower and its operators/tenants; the receipt of relief funds under the CARES Act and other future stimulus legislation, the effects of health and safety measures adopted by Welltower and its operators/tenants related to the COVID-19 pandemic; increased operational costs as a result of health and safety measures related to COVID-19; the impact of the COVID-19 pandemic on the business and financial condition of operators/tenants and their ability to make payments to Welltower; disruptions to Welltower's property acquisition and disposition activity due to economic uncertainty caused by COVID-19; general economic uncertainty in key markets as a result of the COVID-19 pandemic and a worsening of global economic conditions or low levels of economic growth; the status of capital markets, including availability and cost of capital; issues facing the health care industry, including compliance with, and changes to, regulations and payment policies, responding to government investigations and punitive settlements and operators’/tenants’ difficulty in cost effectively obtaining and maintaining adequate liability and other insurance; changes in financing terms; competition within the health care and seniors housing industries; negative developments in the operating results or financial condition of operators/tenants, including, but not limited to, their ability to pay rent and repay loans; Welltower’s ability to transition or sell properties with profitable results; the failure to make new investments or acquisitions as and when anticipated; natural disasters and other acts of God affecting Welltower’s properties; Welltower’s ability to re-lease space at similar rates as vacancies occur; Welltower’s ability to timely reinvest sale proceeds at similar rates to assets sold; operator/tenant or joint venture partner bankruptcies or insolvencies; the cooperation of joint venture partners; government regulations affecting Medicare and Medicaid reimbursement rates and operational requirements; liability or contract claims by or against operators/tenants; unanticipated difficulties and/or expenditures relating to future investments or acquisitions; environmental laws affecting Welltower’s properties; changes in rules or practices governing Welltower’s financial reporting; the movement of U.S. and foreign currency exchange rates; Welltower’s ability to maintain Welltower’s qualification as a REIT; key management personnel recruitment and retention; and other risks described in Welltower’s reports filed from time to time with the SEC. Finally, Welltower undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements. 2

# Recent Developments

## First Quarter 2021 Funds from Operations (FFO) Update

- **Welltower ("WELL") expects to achieve the top end of its normalized FFO guidance range of $0.71 - $0.76 per diluted share**[1]
- WELL expects 1Q21 average occupancy for its Seniors Housing Operating (SHO) portfolio to finish favorably to the midpoint of its -275 to -375 bps guidance range

## Seniors Housing Operating (SHO) Portfolio Update[2]

- Following a decline in occupancy in early March, **spot occupancy has increased in recent weeks, with an approximate gain of 30 basis points ("bps") since March 12th**
    - **SHO portfolio occupancy has increased for three consecutive weeks, driven by our US and UK portfolios, with occupancy gains of approximately 65bps and 50bps, respectively, since March 12th.** Following a nationwide rise in COVID-19 cases, occupancy in Canada has declined by 40bps over the same period
    - Many communities are returning to pre-COVID conditions with resumption of in-person tours, indoor visitation, communal dining, and social programming
    - Lead generation for many communities has returned to pre-COVID levels following a steep decline in COVID cases amongst residents & staff and across our geographies
- **Trailing two week resident cases have declined by 99% from mid-January through April 1, 2021; nearly all communities are currently accepting new residents**

## COVID-19 Vaccine Update

- Virtually all Assisted Living and Memory Care communities are expected to have completed their final scheduled vaccination clinic by early-to-mid April[2]

## Investment and Balance Sheet Update

- During 1Q21, WELL completed $209 million of pro rata acquisitions at an initial yield of 6.2%; pro rata dispositions totaled $216 million at a yield of 5.5%
- **WELL's near-term capital deployment pipeline remains robust across a wide range of opportunities**
- In March 2021, successfully closed $750 million offering of 2.800% senior unsecured notes due June 2031
    - Proceeds from the offering will be used, in part, to redeem all remaining outstanding unsecured senior notes due in 2023 and for general corporate purposes
    - **Following the expected April 16, 2021 redemption of all unsecured senior notes due in 2023, WELL will have no unsecured senior note maturities until 2024**
- As of March 31, 2021, near-term liquidity stands at $4.8 billion; inclusive of expected future proceeds from announced dispositions, liquidity stands at $5.8 billion[3]

1. See Supplemental Financial Measures at the end of this presentation for reconciliations
2. As reported by operators as of April 1, 2021; data has not been verified by Welltower
3. See slide 22 for details

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Welltower at a Glance World’s Largest Health and Wellness Real Estate Platform sq. ft. ~22M ~1,300 of Outpatient Senior Living S&P (1) 500 (1) Facilities Communities Baa1 BBB+ 4 1. As of 12/31/2020Welltower at a Glance World’s Largest Health and Wellness Real Estate Platform sq. ft. ~22M ~1,300 of Outpatient Senior Living S&P (1) 500 (1) Facilities Communities Baa1 BBB+ 4 1. As of 12/31/2020

Welltower Purpose Addressing societal challenges through reimagining and reinventing the built environment for effective health and wellness care delivery 5Welltower Purpose Addressing societal challenges through reimagining and reinventing the built environment for effective health and wellness care delivery 5

Secular Theme | An Aging Population (1) 80+ U.S. Population 20M 8% 25 7% 80+ Population 80+ Population Growth (%YoY) Population 80+ (M) 19M 7% YoY Growth (%) 23 6% 18M 6% 21 80+ population is expected to grow by 19.7M 5% 17M nearly 50% over the next decade The Aging Population is 5% 19 16M growing exponentially, 4% 4% 17 and outspends every other 15M 15.6M 3% 3% age cohort combined on 14M 15 13.2M 2% health care 13M 2% 13 1% 12M 1% 11 0% 11M 9 0% 10M -1% 1. The Organisation for Economic Cooperation and Development 6Secular Theme | An Aging Population (1) 80+ U.S. Population 20M 8% 25 7% 80+ Population 80+ Population Growth (%YoY) Population 80+ (M) 19M 7% YoY Growth (%) 23 6% 18M 6% 21 80+ population is expected to grow by 19.7M 5% 17M nearly 50% over the next decade The Aging Population is 5% 19 16M growing exponentially, 4% 4% 17 and outspends every other 15M 15.6M 3% 3% age cohort combined on 14M 15 13.2M 2% health care 13M 2% 13 1% 12M 1% 11 0% 11M 9 0% 10M -1% 1. The Organisation for Economic Cooperation and Development 6

# Secular Theme | Social Determinants of Health

**80%** of an individual's health and wellness is influenced by **social determinants**[1]



Health Care
20%
10%
40%
30%
Drivers of Health
Physical Environment
Housing
Transportation
Safety & Accessibility
Socioeconomic factors
Food Security & Nutrition
Financial Stability
Community & Socialization
Health Behaviors
Exercise & Activity
Hygiene
Medical Compliance

1. Source: Artiga, S., & Hinton, E. (2019, May 29). Beyond Health Care: The Role of Social Determinants in Promoting Health and Health Equity

7

Secular Theme | The Need for Value-Based Care The US spends the most per capita on health care, yet achieves significantly lower health outcomes (1) (2) Health Care vs Social Care Spend Health Care Spend vs. Life Expectancy Social Care Spend Health Care Spend 84 100% NOR NLD FRA NZL 82 AUS 80% SWE CAN OECD Avg UK 80 GER 60% USA 78 40% 76 20% 74 0% 4% 6% 8% 10% 12% 14% 16% 18% UK SWIZ NOR SWE FRA GER NETH AUS NZ CAN US Health Care Spend (% GDP) 1. OECD (2020), Health spending (indicator). doi: 10.1787/8643de7e-en (Accessed February 2, 2020) 8 2. Organization for Economic Cooperation and Development. Data as of 2017 Life Expectancy at Birth (years)Secular Theme | The Need for Value-Based Care The US spends the most per capita on health care, yet achieves significantly lower health outcomes (1) (2) Health Care vs Social Care Spend Health Care Spend vs. Life Expectancy Social Care Spend Health Care Spend 84 100% NOR NLD FRA NZL 82 AUS 80% SWE CAN OECD Avg UK 80 GER 60% USA 78 40% 76 20% 74 0% 4% 6% 8% 10% 12% 14% 16% 18% UK SWIZ NOR SWE FRA GER NETH AUS NZ CAN US Health Care Spend (% GDP) 1. OECD (2020), Health spending (indicator). doi: 10.1787/8643de7e-en (Accessed February 2, 2020) 8 2. Organization for Economic Cooperation and Development. Data as of 2017 Life Expectancy at Birth (years)

The Health and Wellness Ecosystem RELATIVE COST OF CARE $ $$$ ACUTE CARE POST-ACUTE CARE SENIORS HOUSING Hospital Specialty Memory Assisted Independent Home Inpatient Rehab Long-Term Skilled Nursing Care Living Living Inpatient Care Facility Care Hospital (LTC) CONSUMER DRIVEN VENUES AND SERVICES Digital Home Payor Virtual Retail Innovation Health Programs Health Health Outpatient Medical Urgent Care 9The Health and Wellness Ecosystem RELATIVE COST OF CARE $ $$$ ACUTE CARE POST-ACUTE CARE SENIORS HOUSING Hospital Specialty Memory Assisted Independent Home Inpatient Rehab Long-Term Skilled Nursing Care Living Living Inpatient Care Facility Care Hospital (LTC) CONSUMER DRIVEN VENUES AND SERVICES Digital Home Payor Virtual Retail Innovation Health Programs Health Health Outpatient Medical Urgent Care 9

(1) Portfolio Composition 7% 8% 18% 37% 23% 4Q 2018 46% 4Q 2020 IPNOI IPNOI 10% 10% 19% 22% Seniors Housing Operating Seniors Housing Triple-Net Long-Term / Post-Acute Care Outpatient Medical Health System 1. Based on In-Place NOI. See Supplemental Financial Measures at the end of this presentation for reconciliations 10(1) Portfolio Composition 7% 8% 18% 37% 23% 4Q 2018 46% 4Q 2020 IPNOI IPNOI 10% 10% 19% 22% Seniors Housing Operating Seniors Housing Triple-Net Long-Term / Post-Acute Care Outpatient Medical Health System 1. Based on In-Place NOI. See Supplemental Financial Measures at the end of this presentation for reconciliations 10

Seniors Housing Operating Portfolio Update 11Seniors Housing Operating Portfolio Update 11

Seniors Housing Operator Platform | Power of Diversification Diversity Across Acuity, Geography and Operating Model Operator Diversification | Average Monthly Rent vs Average Portfolio Acuity $$$ $ Low Average Portfolio Acuity High 12 Monthly RentSeniors Housing Operator Platform | Power of Diversification Diversity Across Acuity, Geography and Operating Model Operator Diversification | Average Monthly Rent vs Average Portfolio Acuity $$$ $ Low Average Portfolio Acuity High 12 Monthly Rent

Demographic Backdrop | Rapidly Aging Population 80+ Population CAGR | Historical and Projected 10 Year Population CAGR by Age Cohort | 2020 - 2029 5% US UK Canada 4% 3.8% 4.0% 4.0% 4.0% 3.6% 3.8% 4% 3.6% 3.1% 3.0% 3.0% 3.0% 3% 3.1% 3% 2.0% 2.0% 2.0% 1.7% 2.3% 2% 1.4% 1.3% 2% 1.6% 1.0% 1.0% 1.0% 1.3% 0.3% 1% 0.2% 0.2% 0.0% 0.0% 0.0% 0.0% 1% -0.2% -0.3% 0% -1.0% -1.0% -1.0% US UK CAN 2010 - 2019 2020 - 2029 13 1. Source: The Organisation for Economic Cooperation and Development (OECD)Demographic Backdrop | Rapidly Aging Population 80+ Population CAGR | Historical and Projected 10 Year Population CAGR by Age Cohort | 2020 - 2029 5% US UK Canada 4% 3.8% 4.0% 4.0% 4.0% 3.6% 3.8% 4% 3.6% 3.1% 3.0% 3.0% 3.0% 3% 3.1% 3% 2.0% 2.0% 2.0% 1.7% 2.3% 2% 1.4% 1.3% 2% 1.6% 1.0% 1.0% 1.0% 1.3% 0.3% 1% 0.2% 0.2% 0.0% 0.0% 0.0% 0.0% 1% -0.2% -0.3% 0% -1.0% -1.0% -1.0% US UK CAN 2010 - 2019 2020 - 2029 13 1. Source: The Organisation for Economic Cooperation and Development (OECD)

Seniors Housing Supply Backdrop (2) (1) Rapid Increase in Cost of Key Materials May Curtail Near-Term Starts Seniors Housing Historical Supply NIC Primary and Secondary Markets 2019 – 2020 Price Change YTD 2021 Price Change 14K 5.0% Construction Starts Rolling 4-Quarter Starts vs. Inventory Lumber +115.4% +16.0% 4.5% Steel +70.9% +33.8% 12K 4.0% Copper +25.8% +13.9% 71% decline in starts from peak 10K 3.5% (2) Historical Lumber Prices 1000 3.0% 8K 900 Lumber prices have more than tripled in last 2.5% 800 five years and risen 280% since April 2020 700 6K 2.0% 600 500 1.5% 4K 400 1.0% 300 2K 200 0.5% 100 0 0K 0.0% 1. Source: NIC MAP 14 2. Bloomberg. Lumber: Random Length Lumber Futures; Steel: U.S. Midwest Domestic Hot-Rolled Coil Steel Index Futures; Copper: Copper Futures. 2019 – 2020 Price Change: 12/312019 – 12/31/2020; YTD 2021 Price Change: 12/31/20 – 4/2/2021Seniors Housing Supply Backdrop (2) (1) Rapid Increase in Cost of Key Materials May Curtail Near-Term Starts Seniors Housing Historical Supply NIC Primary and Secondary Markets 2019 – 2020 Price Change YTD 2021 Price Change 14K 5.0% Construction Starts Rolling 4-Quarter Starts vs. Inventory Lumber +115.4% +16.0% 4.5% Steel +70.9% +33.8% 12K 4.0% Copper +25.8% +13.9% 71% decline in starts from peak 10K 3.5% (2) Historical Lumber Prices 1000 3.0% 8K 900 Lumber prices have more than tripled in last 2.5% 800 five years and risen 280% since April 2020 700 6K 2.0% 600 500 1.5% 4K 400 1.0% 300 2K 200 0.5% 100 0 0K 0.0% 1. Source: NIC MAP 14 2. Bloomberg. Lumber: Random Length Lumber Futures; Steel: U.S. Midwest Domestic Hot-Rolled Coil Steel Index Futures; Copper: Copper Futures. 2019 – 2020 Price Change: 12/312019 – 12/31/2020; YTD 2021 Price Change: 12/31/20 – 4/2/2021

COVID Recovery | Growth Opportunity (1) US 80+ Population Growth 20M 7.0% Demographic-driven 6.0% 3.6% CAGR Occupancy Recovery 5.0% 15M 1.3% CAGR 4.0% 3.0% 2.0% 10M 1.0% 0.0% 80+ Population 80+ Population Growth (%YoY) Supply Deceleration 5M -1.0% (2) Seniors Housing Construction vs. Inventory – Rolling Four Quarters 5.0% Starts as percentage of inventory 4.0% at lowest level since 2Q11 3.0% Unique Opportunity for 2.0% Significant NOI Growth 1.0% 0.0% 15 1. Source: The Organisation for Economic Cooperation and Development (OECD) 2. Source: NIC MAP, Primary and Secondary MarketsCOVID Recovery | Growth Opportunity (1) US 80+ Population Growth 20M 7.0% Demographic-driven 6.0% 3.6% CAGR Occupancy Recovery 5.0% 15M 1.3% CAGR 4.0% 3.0% 2.0% 10M 1.0% 0.0% 80+ Population 80+ Population Growth (%YoY) Supply Deceleration 5M -1.0% (2) Seniors Housing Construction vs. Inventory – Rolling Four Quarters 5.0% Starts as percentage of inventory 4.0% at lowest level since 2Q11 3.0% Unique Opportunity for 2.0% Significant NOI Growth 1.0% 0.0% 15 1. Source: The Organisation for Economic Cooperation and Development (OECD) 2. Source: NIC MAP, Primary and Secondary Markets

# SHO Portfolio | Occupancy Trends

## Total SHO Month-End Portfolio Occupancy[(1)]



86%
84%
82%
80%
78%
76%
74%
72%
-70 bps
-230 bps
-170 bps
-90 bps
-60 bps
-60 bps
-30 bps
-40 bps
-70 bps
-100 bps
-140 bps
-90 bps
-10 bps
February
March
April
May
June
July
August
September
October
November
December
January
February
March
2020
2021
Meaningful Improvement in March Occupancy Trends
Mar 12
Mar 19
Mar 26
Apr 1
73.7%
73.7%
73.9%
74.0%
+4bps
+11bps
+16bps

1. Occupancy represents approximate month end occupancy for all SHO properties in operation as of February 29, 2020, excluding only acquisitions, executed dispositions and development conversions since this date. Approximate month end spot occupancy is as follows: **2020:** February – 85.7%; March – 84.9%; April – 82.7%; May – 80.9%; June – 80.0%; July – 79.4%; August – 78.8%; September – 78.5%; October – 78.1%; November – 77.4%; December – 76.3%; **2021**: January – 74.9%; February – 74.1%; March – 74.0%

welltower | 16

# SHO Portfolio | Move Ins & Move Outs[1]


Indexed Move Ins Since February 2020
66% Increase
Jan'21 → Mar'21
120
100
80
60
40
20
0
100.0
82.9
23.7
29.6
53.8
65.2
71.6
82.9
78.2
62.6
63.3
48.4
64.5
80.5
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
2020
2021


Indexed Move Outs Since February 2020
6% decrease
Jan'21 → Mar'21
120
100
80
60
40
20
0
100.0
108.8
101.8
84.6
74.2
78.3
78.5
79.8
78.6
81.7
89.8
93.4
82.6
87.5
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
2020
2021

1. February 2021 Move Ins & Move Outs have been updated since the March 8, 2021 update to reflect final data received from operators. March 2021 represents preliminary data as reported by operators. Data has not been verified by Welltower

welltower | 17

(1) SHO Portfolio | COVID-19 Impact Resident COVID-19 Cases – Trailing Two Weeks COVID-19 Impact 99% decline in TTW cases since peak • 99% of communities are accepting new residents, up from 84% as of mid-January 2021 1,400 • Most AL/MC communities have completed • 99% decline in trailing two week (TTW) case count a second or third vaccine clinic 1227 since peak in mid-January 2021 • Lead generation for many communities 1,200 1136 has returned to pre-COVID levels • 99% of communities have zero reported resident COVID-19 cases on a TTW basis versus 64% in mid-January 2021 1,000 906 874 819 780 Operations Update 800 • Visitation restrictions have been eased at many 620 578 562 600 communities while maintaining strict adherence to 521 state, local, and/or operator-imposed guidelines 485 481 454 427 • Many communities have begun to open dining rooms 400 348 335 with limited capacity and resumed social programming 304 300 291 268 246 237 228 • In-person tours are being offered on a more consistent 197 165 164 163 200 basis; virtual tours remain available 147 146 142 131 127 125127 119 117 112 101 100 92 91 89 82 81 78 71 69 63 • Previous requirement to self-quarantine post move-in 46 46 38 35 17 9 10 0 has been shortened or removed at some properties if 0 new resident is fully vaccinated and tested negative for COVID-19 18 1. All data presented as of April 1, 2021 as reported by operators; has not been verified by Welltower(1) SHO Portfolio | COVID-19 Impact Resident COVID-19 Cases – Trailing Two Weeks COVID-19 Impact 99% decline in TTW cases since peak • 99% of communities are accepting new residents, up from 84% as of mid-January 2021 1,400 • Most AL/MC communities have completed • 99% decline in trailing two week (TTW) case count a second or third vaccine clinic 1227 since peak in mid-January 2021 • Lead generation for many communities 1,200 1136 has returned to pre-COVID levels • 99% of communities have zero reported resident COVID-19 cases on a TTW basis versus 64% in mid-January 2021 1,000 906 874 819 780 Operations Update 800 • Visitation restrictions have been eased at many 620 578 562 600 communities while maintaining strict adherence to 521 state, local, and/or operator-imposed guidelines 485 481 454 427 • Many communities have begun to open dining rooms 400 348 335 with limited capacity and resumed social programming 304 300 291 268 246 237 228 • In-person tours are being offered on a more consistent 197 165 164 163 200 basis; virtual tours remain available 147 146 142 131 127 125127 119 117 112 101 100 92 91 89 82 81 78 71 69 63 • Previous requirement to self-quarantine post move-in 46 46 38 35 17 9 10 0 has been shortened or removed at some properties if 0 new resident is fully vaccinated and tested negative for COVID-19 18 1. All data presented as of April 1, 2021 as reported by operators; has not been verified by Welltower

COVID-19 | Case Count & Vaccination Update (1) (2) (3) UK COVID New Daily Cases US COVID New Daily Cases Canada COVID New Daily Cases 7-Day Moving Average 7-Day Moving Average 7-Day Moving Average 70K 300K 9K 8K 60K 250K 7K 50K 200K 6K 40K 5K 150K 4K 30K 100K 3K 20K 2K 50K 10K 1K K K K Cumulative US COVID Vaccinations Cumulative US COVID Vaccinations Individuals with One or More Doses in US US Assisted Living and Skilled Nursing Facilities Total US Population Assisted Living and Skilled Nursing (1) Facilities 180M 9M 160M 8M 7M 140M Residents 2,117K 6M 120M 100M 5M 80M 4M 60M 3M Staff 1,591K 2M 40M 20M 1M 0M 0M Not Reported 1,129K 1. Centers for Disease Control and Prevention as of April 2, 2021 19 2. https://coronavirus.data.gov.uk/ 3. https://health-infobase.canada.ca/covid-19/covidtrends/COVID-19 | Case Count & Vaccination Update (1) (2) (3) UK COVID New Daily Cases US COVID New Daily Cases Canada COVID New Daily Cases 7-Day Moving Average 7-Day Moving Average 7-Day Moving Average 70K 300K 9K 8K 60K 250K 7K 50K 200K 6K 40K 5K 150K 4K 30K 100K 3K 20K 2K 50K 10K 1K K K K Cumulative US COVID Vaccinations Cumulative US COVID Vaccinations Individuals with One or More Doses in US US Assisted Living and Skilled Nursing Facilities Total US Population Assisted Living and Skilled Nursing (1) Facilities 180M 9M 160M 8M 7M 140M Residents 2,117K 6M 120M 100M 5M 80M 4M 60M 3M Staff 1,591K 2M 40M 20M 1M 0M 0M Not Reported 1,129K 1. Centers for Disease Control and Prevention as of April 2, 2021 19 2. https://coronavirus.data.gov.uk/ 3. https://health-infobase.canada.ca/covid-19/covidtrends/

Vaccine and Therapeutics Timeline (1) Vaccine availability for all adult Americans anticipated by May 2021 New Daily Cases 7-Day Moving Avg Cumulative Vaccinations US daily COVID deaths (3) peak at 4,396 EUA granted for Pfizer and Moderna vaccine and Pfizer/BioNTech COVID- distribution begins in the UK, US, and Canada; (2) 19 shot 91% effective in AstraZeneca granted EUA in the UK in late December 250K 140M (6) US Federal Retail Pharmacy Program updated data for COVID-19 vaccination begins with (4) 21 retail pharmacy partners 120M 200K EUA granted for J&J 100M single dose vaccine (5) for US distribution 150K 80M ~55% of U.S. population 60M (2) 65+ fully vaccinated 100K 40M US Daily New Cases down 80% since January ’21 peak 50K 20M 0K 0M 1. https://www.whitehouse.gov/briefing-room/speeches-remarks/2021/03/02/remarks-by-president-biden-on-the-administrations-covid-19-vaccination-efforts/ 2. https://www.astrazeneca.com/media-centre/press-releases/2020/astrazenecas-covid-19-vaccine-authorised-in-uk.html 3. https://covid.cdc.gov/covid-data-tracker/#vaccinations 4. https://www.cdc.gov/vaccines/covid-19/retail-pharmacy-program/index.html 20 5. https://www.jnj.com/johnson-johnson-covid-19-vaccine-authorized-by-u-s-fda-for-emergency-usefirst-single-shot-vaccine-in-fight-against-global-pandemic/ 6. https://www.reuters.com/article/health-coronavirus-pfizer/pfizer-biontech-covid-19-shot-91-effective-in-updated-data-protective-against-south-african-variant-idUKKBN2BO68Fhttps://www.cdc.gov/vaccines/covid-19/retail-pharmacy-program/index.htmlVaccine and Therapeutics Timeline (1) Vaccine availability for all adult Americans anticipated by May 2021 New Daily Cases 7-Day Moving Avg Cumulative Vaccinations US daily COVID deaths (3) peak at 4,396 EUA granted for Pfizer and Moderna vaccine and Pfizer/BioNTech COVID- distribution begins in the UK, US, and Canada; (2) 19 shot 91% effective in AstraZeneca granted EUA in the UK in late December 250K 140M (6) US Federal Retail Pharmacy Program updated data for COVID-19 vaccination begins with (4) 21 retail pharmacy partners 120M 200K EUA granted for J&J 100M single dose vaccine (5) for US distribution 150K 80M ~55% of U.S. population 60M (2) 65+ fully vaccinated 100K 40M US Daily New Cases down 80% since January ’21 peak 50K 20M 0K 0M 1. https://www.whitehouse.gov/briefing-room/speeches-remarks/2021/03/02/remarks-by-president-biden-on-the-administrations-covid-19-vaccination-efforts/ 2. https://www.astrazeneca.com/media-centre/press-releases/2020/astrazenecas-covid-19-vaccine-authorised-in-uk.html 3. https://covid.cdc.gov/covid-data-tracker/#vaccinations 4. https://www.cdc.gov/vaccines/covid-19/retail-pharmacy-program/index.html 20 5. https://www.jnj.com/johnson-johnson-covid-19-vaccine-authorized-by-u-s-fda-for-emergency-usefirst-single-shot-vaccine-in-fight-against-global-pandemic/ 6. https://www.reuters.com/article/health-coronavirus-pfizer/pfizer-biontech-covid-19-shot-91-effective-in-updated-data-protective-against-south-african-variant-idUKKBN2BO68Fhttps://www.cdc.gov/vaccines/covid-19/retail-pharmacy-program/index.html

Balance Sheet & Investments Update 21Balance Sheet & Investments Update 21

# Balance Sheet & Investment Highlights

**Notable 2021 Year To Date Highlights**

- **Near-term liquidity of $4.8 billion as of April 2, 2021**
  - Cash balance pro forma for expected redemption of senior unsecured notes due 2023 totals approximately $1.76 billion[1]; revolving credit facility is undrawn with capacity of $3.0 billion
  - Following the expected redemption of all senior unsecured notes due 2023, WELL will have no material unsecured bond maturities until 2024
- **As of March 31, 2021, completed $209 million of pro rata acquisitions year-to-date**
- As of March 31, 2021, completed $216 million in pro rata dispositions year-to-date at a yield of 5.5%, including:
  - Completed the third and final tranche of the Wafra Inc. joint venture consisting of five OM buildings with $110 million in pro rata proceeds to WELL
- **Near-term capital deployment pipeline remains robust across a wide range of opportunities**

| Liquidity ($M) | April 2, 2021 |
|---|---|
| Cash and Cash Equivalents[1] | $1,760 |
| Undrawn Line of Credit Capacity | $3,000 |
| **Near-Term Liquidity** | **$4,760** |
| Expected Proceeds from Assets Held For Sale[2] | $37 |
| Expected Proceeds from 2021 Loan Payoffs | $265 |
| Expected Proceeds from Recently Announced Strategic Transactions[3] | $745 |
| **Near-Term Liquidity + Expected Proceeds** | **$5,807** |

**Weighted Average Debt Maturity of 7.8 Years[4]**

| Baa1 | BBB+ |
|---|---|
| Moody's | S&P Global |

1. Estimated cash balance of $2.5 billon as of April 2, 2021, including cash and cash equivalents and IRC Section 1031 deposits and is shown net of the $740 million paydown of outstanding indebtedness including the redemption of $340 million in aggregate amount outstanding of 3.750% senior notes due March 2023, all $335 million aggregate amount outstanding of 3.950% senior notes due September 2023 and a portion of the two-year unsecured term loan due 2022
2. Includes 4Q2020 assets held for sale of $255 million as of December 31, 2020 less $218 million related to $200 million in property sales and $18 million in land dispositions closed subsequent to quarter end as of March 31, 2021
3. As indicated in Business Update from March 8,2021, upon successful completion, recently announced strategic transactions are expected to generate proceeds to Welltower of $745 million
4. Represents December 31, 2020 data with pro forma adjustments to reflect the March 25, 2021 issuance of $750 million of 2.800% senior notes due June 2031, the expected April 16, 2021 redemption of $340 million in aggregate amount outstanding of 3.750% senior notes due March 2023 and all $335 million aggregate amount outstanding of 3.950% senior notes due September 2023 and a portion of the two-year unsecured term loan due 2022 as if all transactions had occurred on December 31, 2020

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# Balanced and Manageable Debt Maturity Profile[1,2]



Weighted Average Maturity of 7.8 Years
USD Unsecured
USD Secured
CAD Unsecured
CAD Secured
GBP Unsecured
GBP Secured
Term Loan
Weighted Average Interest
$3,500M
$3,000M
$2,500M
$2,000M
$1,500M
$1,000M
$500M
$0M
3.13%
2.07%
2.38%
3.84%
3.84%
4.15%
2.95%
4.48%
3.95%
3.07%
3.81%

| (in Millions USD) | 2021 | 2022 [3] | 2023 [4] | 2024 | 2025 | 2026 | 2027 | 2028 | 2029 | 2030 | After |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Unsecured Debt | $0 | $852 | $699 | $1,350 | $1,250 | $700 | $739 | $1,508 | $550 | $750 | $3,189 |
| Secured Debt | $315 | $503 | $446 | $269 | $646 | $69 | $185 | $94 | $282 | $37 | $184 |
| **Total** | **$315** | **$1,355** | **$1,145** | **$1,619** | **$1,896** | **$769** | **$924** | **$1,602** | **$832** | **$787** | **$3,373** |

1. Represents December 31, 2020 data with pro forma adjustments to reflect the March 25, 2021 issuance of $750 million of 2.800% senior notes due June 2031, the expected April 16, 2021 redemption of $340 million in aggregate amount outstanding of 3.750% senior notes due March 2023 and all $335 million aggregate amount outstanding of 3.950% senior notes due September 2023 and a portion of the two-year unsecured term loan due 2022 as if all transactions had occurred on December 31, 2020. Represents pro rata principal amounts due and excluding unamortized premiums/discounts or other fair value adjustments as reflected on the balance sheet. Excludes lease liabilities relating to both finance and operating leases
2. Our unsecured commercial paper program and our unsecured revolving credit facility had a zero balance as of December 31, 2020. The unsecured revolving credit facility matures on July 19, 2022 (with an option to extend for two successive terms of six months each at our discretion). Available borrowing capacity of our unsecured revolving credit facility was $3,000,000,000 as of December 31, 2020
3. 2022 includes a $842,000,000 unsecured term loan. The loan matures on April 1, 2022 and bears interest at LIBOR plus 1.20%
4. 2023 includes a $500,000,000 unsecured term loan and a CAD $250,000,000 unsecured term loan (approximately $196,032,000 USD at December 31, 2020). The loans mature on July 19, 2023. The interest rates on the loans are LIBOR + 0.9% for USD and CDOR + 0.9% for CAD

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Supplemental Financial Measures 24Supplemental Financial Measures 24

Non-GAAP Financial Measures We believe that revenues, net income and net income attributable to common stockholders ( NICS ), as defined by U.S. generally accepted accounting principles ( U.S. GAAP ), are the most appropriate earnings measurements. However, we consider Funds From Operations (FFO), Net Operating Income ( NOI ) and In-Place NOI ( IPNOI ) to be useful supplemental measures of our operating performance. The supplemental measures are disclosed on our pro rata ownership basis. Pro rata amounts are derived by reducing consolidated amounts for minority partners’ noncontrolling ownership interests and adding our minority ownership share of unconsolidated amounts. We do not control unconsolidated investments. While we consider pro rata disclosures useful, they may not accurately depict the legal and economic implications of our joint venture arrangements and should be used with caution. Our supplemental reporting measures and similarly entitled financial measures are widely used by investors, equity and debt analysts and rating agencies in the valuation, comparison, rating and investment recommendations of companies. Our management uses these financial measures to facilitate internal and external comparisons to historical operating results and in making operating decisions. Additionally, these measures are utilized by the Board of Directors to evaluate management. None of the supplemental reporting measures represent net income or cash flow provided from operating activities as determined in accordance with U.S. GAAP and should not be considered as alternative measures of profitability or liquidity. Finally, the supplemental reporting measures, as defined by us, may not be comparable to similarly entitled items reported by other real estate investment trusts or other companies. Multi-period amounts may not equal the sum of the individual quarterly amounts due to rounding. 25Non-GAAP Financial Measures We believe that revenues, net income and net income attributable to common stockholders ( NICS ), as defined by U.S. generally accepted accounting principles ( U.S. GAAP ), are the most appropriate earnings measurements. However, we consider Funds From Operations (FFO), Net Operating Income ( NOI ) and In-Place NOI ( IPNOI ) to be useful supplemental measures of our operating performance. The supplemental measures are disclosed on our pro rata ownership basis. Pro rata amounts are derived by reducing consolidated amounts for minority partners’ noncontrolling ownership interests and adding our minority ownership share of unconsolidated amounts. We do not control unconsolidated investments. While we consider pro rata disclosures useful, they may not accurately depict the legal and economic implications of our joint venture arrangements and should be used with caution. Our supplemental reporting measures and similarly entitled financial measures are widely used by investors, equity and debt analysts and rating agencies in the valuation, comparison, rating and investment recommendations of companies. Our management uses these financial measures to facilitate internal and external comparisons to historical operating results and in making operating decisions. Additionally, these measures are utilized by the Board of Directors to evaluate management. None of the supplemental reporting measures represent net income or cash flow provided from operating activities as determined in accordance with U.S. GAAP and should not be considered as alternative measures of profitability or liquidity. Finally, the supplemental reporting measures, as defined by us, may not be comparable to similarly entitled items reported by other real estate investment trusts or other companies. Multi-period amounts may not equal the sum of the individual quarterly amounts due to rounding. 25

FFO and Normalized FFO Historical cost accounting for real estate assets in accordance with U.S. GAAP implicitly assumes that the value of real estate assets diminishes predictably over time as evidenced by the provision for depreciation. However, since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient. In response, the National Association of Real Estate Investment Trusts (NAREIT) created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation from net income. FFO attributable to common stockholders, as defined by NAREIT, means net income attributable to common stockholders, computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of real estate and impairments of depreciable assets, plus real estate depreciation and amortization, and after adjustments for unconsolidated entities and noncontrolling interests. Normalized FFO attributable to common stockholders represents FFO adjusted for certain items detailed in the reconciliations. Normalizing items include adjustments for certain non-recurring or infrequent revenues/expenses that are described in our earnings press releases for the relevant periods. We believe that Normalized FFO attributable to common stockholders is a useful supplemental measure of operating performance because investors and equity analysts may use this measure to compare our operating performance between periods or to other REITs or other companies on a consistent basis without having to account for differences caused by unanticipated and/or incalculable items. 26FFO and Normalized FFO Historical cost accounting for real estate assets in accordance with U.S. GAAP implicitly assumes that the value of real estate assets diminishes predictably over time as evidenced by the provision for depreciation. However, since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient. In response, the National Association of Real Estate Investment Trusts (NAREIT) created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation from net income. FFO attributable to common stockholders, as defined by NAREIT, means net income attributable to common stockholders, computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of real estate and impairments of depreciable assets, plus real estate depreciation and amortization, and after adjustments for unconsolidated entities and noncontrolling interests. Normalized FFO attributable to common stockholders represents FFO adjusted for certain items detailed in the reconciliations. Normalizing items include adjustments for certain non-recurring or infrequent revenues/expenses that are described in our earnings press releases for the relevant periods. We believe that Normalized FFO attributable to common stockholders is a useful supplemental measure of operating performance because investors and equity analysts may use this measure to compare our operating performance between periods or to other REITs or other companies on a consistent basis without having to account for differences caused by unanticipated and/or incalculable items. 26

Earnings Outlook Reconciliation Quarter Ending March 31, 2021 (in millions, except per share data) Current Outlook Low High FFO Reconciliation: Net income attributable to common stockholders $ 102 $ 123 (1,2) Impairments and losses (gains) on real estate dispositions, net (53) (53) (1) Depreciation and amortization 248 248 NAREIT FFO and Normalized FFO attributable to common stockholders $ 297 $ 318 Per share data attributable to common stockholders: Net income $ 0.24 $ 0.29 NAREIT FFO and Normalized FFO $ 0.71 $ 0.76 (1) Other items: Net straight-line rent and above/below market rent amortization $ (18) $ (18) Non-cash interest expenses 3 3 Recurring cap-ex, tenant improvements, and lease commissions (21) (21) Stock-based compensation 6 6 (1) Amounts presented net of noncontrolling interests' share and Welltower's share of unconsolidated entities. (2) Includes estimated gains on projected dispositions. 27Earnings Outlook Reconciliation Quarter Ending March 31, 2021 (in millions, except per share data) Current Outlook Low High FFO Reconciliation: Net income attributable to common stockholders $ 102 $ 123 (1,2) Impairments and losses (gains) on real estate dispositions, net (53) (53) (1) Depreciation and amortization 248 248 NAREIT FFO and Normalized FFO attributable to common stockholders $ 297 $ 318 Per share data attributable to common stockholders: Net income $ 0.24 $ 0.29 NAREIT FFO and Normalized FFO $ 0.71 $ 0.76 (1) Other items: Net straight-line rent and above/below market rent amortization $ (18) $ (18) Non-cash interest expenses 3 3 Recurring cap-ex, tenant improvements, and lease commissions (21) (21) Stock-based compensation 6 6 (1) Amounts presented net of noncontrolling interests' share and Welltower's share of unconsolidated entities. (2) Includes estimated gains on projected dispositions. 27

NOI and IPNOI We define NOI as total revenues, including tenant reimbursements, less property operating expenses. Property operating expenses represent costs associated with managing, maintaining and servicing tenants for our properties. These expenses include, but are not limited to, property-related payroll and benefits, property management fees paid to operators, marketing, housekeeping, food service, maintenance, utilities, property taxes and insurance. General and administrative expenses represent costs unrelated to property operations and transaction costs. These expenses include, but are not limited to, payroll and benefits, professional services, office expenses and depreciation of corporate fixed assets. IPNOI represents NOI excluding interest income, other income and non-IPNOI and adjusted for timing of current quarter portfolio changes such as acquisitions, development conversions, segment transitions, dispositions and investments held for sale. We believe NOI and IPNOI provide investors relevant and useful information because they measure the operating performance of our properties at the property level on an unleveraged basis. We use these metrics to make decisions about resource allocations and to assess the property level performance of our properties. 28NOI and IPNOI We define NOI as total revenues, including tenant reimbursements, less property operating expenses. Property operating expenses represent costs associated with managing, maintaining and servicing tenants for our properties. These expenses include, but are not limited to, property-related payroll and benefits, property management fees paid to operators, marketing, housekeeping, food service, maintenance, utilities, property taxes and insurance. General and administrative expenses represent costs unrelated to property operations and transaction costs. These expenses include, but are not limited to, payroll and benefits, professional services, office expenses and depreciation of corporate fixed assets. IPNOI represents NOI excluding interest income, other income and non-IPNOI and adjusted for timing of current quarter portfolio changes such as acquisitions, development conversions, segment transitions, dispositions and investments held for sale. We believe NOI and IPNOI provide investors relevant and useful information because they measure the operating performance of our properties at the property level on an unleveraged basis. We use these metrics to make decisions about resource allocations and to assess the property level performance of our properties. 28

# In-Place NOI Reconciliations

(dollars in thousands)

| | 4Q20 | 4Q18 |
|---|---|---|
| Net income (loss) | $ 155,278 | $ 124,696 |
| Loss (gain) on real estate dispositions, net | (185,464) | (41,913) |
| Loss (income) from unconsolidated entities | (258) | (195) |
| Income tax expense (benefit) | 290 | 1,504 |
| Other expenses | 33,088 | 10,502 |
| Impairment of assets | 9,317 | 76,022 |
| Provision for loan losses | 83,085 | — |
| Loss (gain) on extinguishment of debt, net | 13,796 | 53 |
| Loss (gain) on derivatives and financial instruments, net | 569 | 1,626 |
| General and administrative expenses | 27,848 | 31,101 |
| Depreciation and amortization | 242,733 | 242,834 |
| Interest expense | 121,173 | 144,369 |
| Consolidated net operating income | 501,455 | 590,599 |
| NOI attributable to unconsolidated investments[1] | 21,481 | 21,933 |
| NOI attributable to noncontrolling interests[2] | (25,950) | (40,341) |
| Pro rata net operating income (NOI) | $ 496,986 | $ 572,191 |
| Adjust: | | |
| Interest income | $ (21,096) | $ (13,082) |
| Other income | (7,215) | (7,092) |
| Sold / held for sale | (7,978) | (12,724) |
| Developments / land | 1,102 | 545 |
| Non In-Place NOI[3] | (17,413) | (21,892) |
| Timing adjustments[4] | (1,302) | 5,099 |
| In-Place NOI | 443,084 | 523,045 |
| Annualized In-Place NOI | $ 1,772,336 | $ 2,092,180 |

(1) Represents Welltower's interest in joint ventures where Welltower is the minority partner.
(2) Represents minority partner's interest in joint ventures where Welltower is the majority partner.
(3) Primarily represents non-cash NOI.
(4) Represents timing adjustments for current quarter acquisitions, construction conversions and segment or operator transitions.

| In-Place NOI by property type | 4Q20 | % of Total |
|---|---|---|
| Seniors Housing Operating | $ 662,852 | 37 % |
| Seniors Housing Triple-Net | 380,212 | 22 % |
| Outpatient Medical | 401,996 | 23 % |
| Health System | 147,136 | 8 % |
| Long-Term/Post-Acute Care | 180,140 | 10 % |
| Total In-Place NOI | $ 1,772,336 | 100 % |

| In-Place NOI by property type | 4Q18 | % of Total |
|---|---|---|
| Seniors Housing Operating | $ 965,408 | 46 % |
| Seniors Housing Triple-Net | 411,428 | 19 % |
| Outpatient Medical | 366,820 | 18 % |
| Health System | 143,200 | 7 % |
| Long-Term/Post-Acute Care | 205,324 | 10 % |
| Total In-Place NOI | $ 2,092,180 | 100 % |

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